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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): June 11, 2001


                               ENVIROSOURCE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                         1-1363                34-0617390
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)

                1155 Business Center Drive
                   Horsham, Pennsylvania                    19044-3454
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (215) 956-5500

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits

         Exhibit Number       Description of Exhibit
         --------------       ----------------------

            99.1* Offering memorandum and solicitation of consents and acceptances, dated June 11, 2001, and the related Letter of Transmittal, Consent and Acceptance (the "Offering Documents").

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*        Filed as part of Exhibit T3E to the Company's Application for
         Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on June 12, 2001, and incorporated herein by reference.

Item 9.  Regulation FD Disclosure.

         On June 11, 2001, Envirosource, Inc. (the "Company"), pursuant to the Offering Documents incorporated herein by reference as Exhibit 99.1, commenced an offer to exchange all of its outstanding $270 million 9 3/4% Senior Notes due 2003 for a combination of cash, new 14% Subordinated Notes due 2008, Series A Redeemable Preferred Stock and Common Stock. If all of the Senior Notes are tendered, the aggregate exchange consideration will be at least $63 million in a combination of cash and Subordinated Notes, plus $25 million worth of Series A Redeemable Preferred Stock and all of the Common Stock that will then be issued and outstanding.

         The information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            ENVIROSOURCE, INC.


Date:  June 11, 2001                           By:  /s/ John T. DiLacqua
                                               ---------------------------------
                                               Name:  John T. DiLacqua
                                               Title:    Chief Executive Officer


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                                  EXHIBIT INDEX

         Exhibit Number       Description of Exhibit
         --------------       ----------------------

         99.1* Offering memorandum and solicitation of consents and acceptances, dated June 11, 2001, and the related Letter of Transmittal, Consent and Acceptance.

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*        Filed as part of Exhibit T3E to the Company's Application for
         Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on June 12, 2001, and incorporated herein by reference.